Exhibit 10.1
                                                                    ------------

                 Summary of Compensation for Executive Officers
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         All of the executive officers of Cheniere Energy, Inc. ("Cheniere") are
"at will" employees and none of them has an employment or severance agreement. The unwritten arrangements under which Cheniere's executive officers are compensated include:

     o a salary, reviewed annually by the Compensation Committee of the Board of Directors of Cheniere;

     o eligibility for a discretionary annual cash bonus, as determined by the Compensation Committee;

     o eligibility for awards under Cheniere's Amended and Restated 2003 Stock Incentive Plan, as determined by the Compensation Committee;

     o    health, life, disability and other insurance and/or benefits; and

     o    vacation, paid sick leave and all other employee benefits.


         The following table sets forth the 2006 annual base salary amounts for each of Cheniere's executive officers:

                                                                 2006 Annual
Executive Officer                                                Base Salary
-----------------                                                -----------

Charif Souki                                                       $550,000
Chairman and Chief Executive Officer

Stanley C. Horton                                                  $425,000
President and
Chief Operating Officer

Walter L. Williams                                                 $250,000
Vice Chairman

David B. Gorte*                                                    $240,000
Senior Vice President and
Chief Risk Officer

Jonathan S. Gross                                                  $250,000
Senior Vice President -
Exploration

Zurab S. Kobiashvili                                               $250,000
Senior Vice President &
General Counsel

Keith M. Meyer                                                     $250,000
Senior Vice President - LNG

Don A. Turkleson                                                   $250,000
Senior Vice President,
Chief Financial Officer
and Secretary

*Mr. Gorte's expected date of employment is August 21, 2006.